UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23382

Sprott Funds Trust

(Exact name of registrant as specified in charter)

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1

(Address of principal executive offices) (Zip code)

John Ciampaglia

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1

(Name and address of agent for service)

(416)943-8099

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2020

Date of reporting period: April 30, 2020

Item 1. Reports to Stockholders.

Semi-Annual Report
April 30, 2020
Sprott Gold Equity Fund Investor Class (Nasdaq: SGDLX)

Sprott Gold Equity Fund Institutional Class (Nasdaq: SGDIX)

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1.844.940.4653. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1.844.940.4653 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Fund complex if you invest directly with the Fund.

Sprott Gold Equity Fund

Shareholder Letter	April 30, 2020 (Unaudited)

Dear Fellow Shareholders,

The Sprott Gold Equity Fund’s (“Fund”) semi-annual period (November 1, 2019 to April 30, 2020) marked an important transition. The new decade started with a reconfirmation of the 20-year gold bull market and the move of the Fund’s management to Sprott Asset Management LP. With this new beginning, the Fund rose 10.06% during the six-month period. This compares to a return of 19.41% for the PHLX Gold/Silver Sector Index (XAU), the Fund’s benchmark over the same period.

Market Review

The gold price began the Fund’s fiscal year on November 1, 2019, at $1,513 per ounce as investors seemed more focused on the records equity markets were posting. Throughout November, the gold price established a trading range at around approximately $1,475 per ounce. The environment shifted at the end of the year as investors began to embrace gold in the final days of December, based on the themes that drove gold prices during the year, including global monetary policies, the China-U.S. global trade war, low interest rates and record equity valuations. With the start of 2020, gold markets saw broader support as Middle East tensions flared up and as the U.S. 10-year Treasury yield fell throughout January.

The unknown impact from the COVID-19 coronavirus on global economies also encouraged investors to seek alternatives to traditional financial assets as global central banks drove interest rates lower in February and March. Gold served its purpose for various investors — liquidity, security and diversification, as well as a form of financial insurance/hedge — as governments mandated a global economic shutdown precipitating the market’s March disruption. April saw steady demand for physical gold exposure as gold prices finished the month at $1,686 per ounce (April 30), up 11.47% for the fiscal half-year. Gold stocks were also in steady and rising demand during April which resulted in one of the best performance months in the Fund’s history. Investors began to appreciate that the rising gold price and favorable financial condition of the gold mining sector would translate into improving profits in the coming year, in contrast to many other sectors represented in the broader equity market.

Fund Activity

As of April 30, the Fund’s largest allocation was in physical gold representing approximately 15.2% of the Fund’s total net assets. The Fund’s physical gold is vaulted outside the financial system, at a secure location, which we audit annually. The Fund’s exposure to physical gold reduced its volatility during the six-month period. While physical gold was one of the largest contributors to performance for the period, we did sell a small amount during the six months for liquidity purposes.

Precious metals equities accounted for the remainder of the Fund’s holdings, with 76.0% in gold stocks, 8.4% in precious metals & minerals, 0.7% in other and (0.3)% in cash. Even though silver is used extensively for various industrial applications, it is also considered a monetary metal similar to gold. The Fund continues to emphasize exposure to small- and mid-capitalization precious metals mining stocks, as their valuations offer greater long-term appreciation potential compared to the holdings in the PHLX Gold/Silver Sector Index (XAU) which is heavily weighted to large precious metals producers.

Positions added to Sprott Gold Equity Fund during the past half year included Saracen Mineral Holdings, a growing Australian based gold producer; it represented 0.94% of the Fund’s net assets as of April 30, 2020. Gold Fields, based in South Africa, was also added to the portfolio holdings as the company demonstrated a more profitable operating profile; it represented 2.72% of the Fund’s net assets as of April 30. The successful acquisition of Detour Gold by Kirkland Lake Gold closed during January and increased the Fund’s position in Kirkland Lake Gold; it represented 4.45% of the Fund’s net assets as of April 30. Positions in Argonaut Gold, Evolution Mining, Fresnillo, IAMGOLD, Royal Gold, Newcrest Mining and Yamana Gold were sold to provide liquidity during the period (these positions represented 0% of the Fund’s net assets as of April 30).

1  |  April 30, 2020

Sprott Gold Equity Fund

Shareholder Letter	April 30, 2020 (Unaudited)

Investment Outlook

Precious metals prices have broken out to multi-year highs and while mining stocks corrected with the overall market during March, they quickly rebounded as investors recognized that the outlook for the sector is very constructive. Many mining companies have reduced or suspended operations during March and April but were beginning to restart operations in May. While some production scheduled for this year will be delayed into the future, it is not totally lost unlike other sectors of the economy. The precious metals mining sector is enjoying better margins from higher gold prices and, in some cases, from lower operating costs due to favorable operating currency costs and reduced oil prices. Precious metals mining companies are very likely to enjoy improving profits through the rest of the calendar year as the broader economy posts lower profits, as social and economic activity slowly resumes in the post-pandemic period. The improving profit profile for the precious metals sector is not yet fully valued by the market and we expect the sector to continue to outperform for the remainder of this calendar year.

We appreciate your ongoing support and thank you for making this transition with us to Sprott, a globally-recognized organization with a long history in precious metals investments. Our combined teams have enhanced our investment capabilities and sector expertise as we continue to seek out compelling long-term opportunities for our Fund shareholders.

Sincerely,

John C. Hathaway Senior Portfolio Manager	Douglas B. Groh Senior Portfolio Manager

June 1, 2020

For more detailed information on Sprott Gold Equity Fund, please visit our website at https://sprott.com/investment-strategies/sprott-gold-equity-fund/. You can access more recent Fund statistics and data, and sign up to receive our investment Insights from the Sprott Gold Team. Please feel free to contact us at 888.622.1813.

This letter is intended for existing shareholders of the Sprott Gold Equity Fund and it is not to be used except as part of this report unless accompanied by the Sprott Gold Equity Fund’s prospectus.

2  |  April 30, 2020

Sprott Gold Equity Fund

Performance Overview	April 30, 2020 (Unaudited)

Growth of $10,000 (as of April 30, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Underlying Indexes

Sprott Gold Equity Fund (Investor Class)

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/2010. On January 21, 2020, the Sprott Gold Equity Fund assumed the net asset value and performance history of the Tocqueville Gold Fund (the “Predecessor Fund”) (See Footnote 1 to the Financial Statements). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

In 2010 and 2016 the performance of the Sprott Gold Equity Fund (Investor Class) was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The PHLX Gold/Silver Sector Index (XAU) is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. Returns include the reinvestment of all dividends. You cannot invest directly in an index.

The Standard & Poor’s 500 Total Return Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends. You cannot invest directly in an index.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2020

	1 Year	3 Year	5 Year	10 Year
Sprott Gold Equity Fund (Investor Class)	39.61%	5.37%	5.65%	-3.64%
PHLX Gold/Silver Stock Index (XAU)	61.13%	11.91%	10.14%	-3.32%
Standard & Poor’s 500 Total Return Index	0.86%	9.04%	9.12%	11.69%

3  |  April 30, 2020

Sprott Gold Equity Fund

Performance Overview	April 30, 2020 (Unaudited)

Growth of $1,000,000 (as of April 30, 2020)

Comparison of Change in Value of $1,000,000 Investment in the Fund and the Underlying Indexes

Sprott Gold Equity Fund (Institutional Class)

(Unaudited)

This chart assumes an initial gross investment of $1,000,000 made on 4/8/19 (commencement of operations for Institutional Class). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The PHLX Gold/Silver Stock Index (XAU) is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. Returns include the reinvestment of all dividends. You cannot invest directly in an index.

The Standard & Poor’s 500 Total Return Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends. You cannot invest directly in an index.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2020

	1 Year	Since Inception (April 8, 2019)
Sprott Gold Equity Fund (Institutional Class)	39.94%	28.73%
PHLX Gold/Silver Stock Index (XAU)	61.13%	44.20%
Standard & Poor’s 500 Total Return Index	0.86%	2.54%

4  |  April 30, 2020

Sprott Gold Equity Fund

Expense Example	April 30, 2020 (Unaudited)

As a shareholder of the Sprott Gold Equity Fund (the “Fund”), you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (November 1, 2019-April 30, 2020).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value Nov. 1, 2019	Ending Account Value Apr. 30, 2020	Expenses Paid During Period* Nov 1, 2019 - Apr. 30, 2020
Sprott Gold Equity Fund (Investor Class)
Actual	$1,000	$1,100.60	$7.63
Hypothetical (5% returns Before expenses)	$1,000	$1,017.60	$7.32

*

Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense) of 1.46% for the Sprott Gold Equity Fund Investor Class, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	Beginning Account Value Nov. 1, 2019	Ending Account Value Apr. 30, 2020	Expenses Paid During Period* Nov 1, 2019 - Apr. 30, 2020
Sprott Gold Equity Fund (Institutional Class)
Actual	$1,000	$1,102.00	$6.27
Hypothetical (5% returns Before expenses)	$1,000	$1,018.90	$6.02

*

Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense) of 1.20% for the Sprott Gold Equity Fund Institutional Class, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

5  |  April 30, 2020

Sprott Gold Equity Fund

Schedule of Investments	April 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS (82.8%)
Gold Related Securities (73.7%)
Australia (5.0%)
Northern Star Resources Ltd.	3,464,500	$28,875,161
Saracen Mineral Holdings Ltd.(a)	3,423,328	9,681,698
West African Resources Ltd.(a)	27,400,000	12,944,994

		51,501,853

Canada (60.2%)
Agnico Eagle Mines Ltd.	446,935	26,113,886
Alamos Gold, Inc. - Class A	3,799,600	30,662,772
Almaden Minerals Ltd.(a)(b)(c)	5,433,440	2,342,084
ATAC Resources Ltd.(a)	5,403,391	718,149
ATAC Resources Ltd.(a)(c)	702,000	93,301
B2Gold Corp.	7,989,700	40,427,882
Corvus Gold, Inc.(a)(b)	3,226,901	4,679,006
Corvus Gold, Inc.(a)(b)(c)	1,739,130	2,536,322
Corvus Gold, Inc.(a)(b)(d)	7,740,200	11,288,197
Corvus Gold, Inc.(a)(b)(c)(d)	9,500,000	13,854,664
East Asia Minerals Corp.(a)(b)	194,440	5,588
East Asia Minerals Corp.(a)(b)(c)	13,096,553	376,351
Falco Resources Ltd.(a)(b)	14,000,000	2,866,482
Falco Resources Ltd.(a)(b)(c)	2,222,300	455,013
Franco-Nevada Corp.(a)	531,700	70,345,826
Gold Standard Ventures Corp.(a)	2,944,700	1,903,969
Gold Standard Ventures Corp.(a)(c)	3,000,000	1,939,725
International Tower Hill Mines Ltd.(a)(b)	5,738,836	2,667,985
International Tower Hill Mines Ltd.(a)(b)(c)	18,664,631	8,447,658
International Tower Hill Mines Ltd.(a)(b)(d)	1,666,667	754,338
Jaguar Mining, Inc.(a)(b)(c)	3,770,909	839,816
Jaguar Mining, Inc.(a)(b)(d)	92,739,186	20,653,865
Kinross Gold Corp.(a)	4,882,067	32,270,463
Kirkland Lake Gold Ltd.	1,112,713	45,996,987
Maverix Metals, Inc.	2,700,000	11,618,952
Novagold Resources, Inc.(a)	2,080,800	23,284,152
NuLegacy Gold Corp.(a)(b)	9,296,395	367,328
NuLegacy Gold Corp.(a)(b)(d)	19,535,500	771,904
NuLegacy Gold Corp.(a)(b)(c)	9,020,590	356,430
Osisko Gold Royalties Ltd.	24,340	222,711
Osisko Gold Royalties Ltd.(d)	3,130,127	28,581,425
Osisko Mining, Inc.(a)(b)	7,836,700	19,705,054
Osisko Mining, Inc.(a)(b)(c)	26,539	66,731
Pan American Silver Corp.	2,352,298	49,962,809
Premier Gold Mines Ltd.(a)(b)	12,738,160	15,831,759
Rockhaven Resources Ltd.(a)(b)(c)	4,631,500	332,735
SEMAFO, Inc.(a)	7,718,000	19,680,900
Silvercrest Metals, Inc.(a)	2,417,000	14,559,128
Silvercrest Metals, Inc.(a)(d)	632,000	4,099,975
Silvercrest Metals, Inc.(a)(c)	455,000	2,951,722
Strategic Metals Ltd.(a)(b)(c)	9,886,500	2,912,077
Torex Gold Resources, Inc.(a)(b)	1,881,900	26,782,887
Torex Gold Resources, Inc.(a)(b)(c)	552,000	7,855,972
Trifecta Gold Ltd.(a)(b)	2,325,199	45,938
Wesdome Gold Mines Ltd.(a)	2,482,700	19,013,313
Wheaton Precious Metals Corp.	1,354,100	51,130,816

		622,375,047

	Shares	Value
South Africa (5.8%)
AngloGold Ashanti Ltd. - ADR	1,283,800	$31,311,882
Gold Fields Ltd. - ADR	3,631,000	26,651,540
Gold Fields Ltd.(d)	200,000	1,530,253

		59,493,675

United States (2.7%)
Contango ORE, Inc.(a)	263,200	2,763,600
Electrum Ltd.(a)(e) (Originally acquired 12/21/07, Cost $13,065,361)	2,127,287	42,546
Newmont Mining Corp.	419,000	24,922,120

		27,728,266

Total Gold Related Securities		761,098,841

Other Precious Metals Related Securities (8.4%)
Canada (7.1%)
Bear Creek Mining Corp.(a)(b)	7,413,200	9,586,379
Ivanhoe Mines Ltd. - Class A(a)	5,789,850	12,145,811
MAG Silver Corp.(a)(b)	2,985,600	34,304,544
MAG Silver Corp.(a)(b)(c)	1,432,665	16,293,033
Nickel Creek Platinum Ltd.(a)(b)(c)	12,379,201	444,671
Nickel Creek Platinum Ltd.(a)(b)(c)	1,658,293	59,567

		72,834,005

United States (1.3%)
Sunshine Mining & Refining(a)(e) (Originally acquired 03/15/11, Cost $21,353,108)	2,300,212	13,801,272

Total Other Precious Metals Related Securities		86,635,277

Other Securities (0.7%)
United States (0.7%)
Gold Bullion International LLC(a)(b)(e) (Originally acquired 05/12/10, Cost $5,000,000)	5,000,000	6,893,000
I-Pulse, Inc.(a)(e) (Originally acquired 10/09/07, Cost $175,524)	74,532	804,946

Total Other Securities		7,697,946

TOTAL COMMON STOCKS
(Cost $795,693,689)		855,432,064

PRIVATE FUND (2.2%)
Gold Related Security (2.2%)
Tocqueville Bullion Reserve LP - Class G(a)(b)	13,806	22,588,523

TOTAL PRIVATE FUND
(Cost $25,000,000)		22,588,523

6  |  April 30, 2020

Sprott Gold Equity Fund

Schedule of Investments	April 30, 2020 (Unaudited)

	Ounces	Value
GOLD BULLION (15.2%)
Gold Bullion(a)	92,806	$156,517,088

TOTAL GOLD BULLION
(Cost $42,230,944)		156,517,088

	Shares	Value
WARRANTS (0.1%)
Gold Related Securities (0.1%)
Canada (0.1%)
East Asia Minerals Corp. Expiration: 03/08/2022, Exercise Price: CAD $0.50(a)(b)(c)(e) (Originally acquired 03/03/17, Cost $0)	3,321,250	–
Maverix Metals Expiration: 12/23/2021, Exercise Price: CAD $2.41(a)(c)(e) (Originally acquired 05/09/19, Cost $0)	437,500	889,647
NuLegacy Gold Corp. Expiration: 10/8/2022, Exercise Price: CAD $0.12(a)(b)(c)(e) (Originally acquired 10/07/19, Cost $0)	4,648,198	8,682
Osisko Gold Royalties Ltd. Expiration: 02/18/2022, Exercise Price: CAD $36.50(a)	274,000	37,401

Total Gold Related Securities		935,730

Other Precious Metals Related Securities (0.0%)
Canada (0.0%)
Nickel Creek Platinum Ltd. Expiration: 07/01/2024, Exercise Price: CAD $0.08(a)(b)(c)(e) (Originally acquired 07/01/19, Cost $0)	1,658,293	8,339
Nickel Creek Platinum Ltd. Expiration: 08/08/2022, Exercise Price: CAD $0.35(a)(b)(c)(e) (Originally acquired 08/04/17, Cost $0)	6,189,601	–

Total Other Precious Metals Related Securities		8,339

TOTAL WARRANTS
(Cost $0)		944,069

SHORT-TERM INVESTMENT (0.3%)
Money Market Fund (0.3%)
STIT-Treasury Portfolio - Institutional Class, 0.106%(f)	3,329,370	3,329,370

TOTAL SHORT-TERM INVESTMENT
(Cost $3,329,370)		3,329,370

TOTAL INVESTMENTS (100.6%)
(Cost $866,254,003)		1,038,811,114
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.6)%		(5,785,305)

TOTAL NET ASSETS - 100.0%		$1,033,025,809

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Affiliated company. See Footnote 7.
(c)	Denotes a security that is either fully or partially restricted to resale. The value of restricted securities as of April 30, 2020 was $63,064,540 which represented 6.10% of net assets.
(d)	Denotes an issue that is traded on a foreign exchange when a company is listed more than once.
(e)

Security is fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed a Level 2 or 3 security. See Footnote 2. The aggregate value of fair valued securities as of April 30, 2020 was $22,448,432, which represented 2.17% of net assets.

(f)	Variable rate security. Rate listed is the 7-day effective yield as of April 30, 2020

The Accompanying Footnotes are an Integral Part of these Financial Statements.

7  |  April 30, 2020

Sprott Gold Equity Fund

Schedule of Investments	April 30, 2020 (Unaudited)

Percent of Total Investments

Allocation of Portfolio Holdings

8  |  April 30, 2020

Sprott Gold Equity Fund

Statements of Assets & Liabilities	April 30, 2020 (Unaudited)

Sprott Gold Equity Fund
ASSETS:
Investments, at value(1)
Unaffiliated issuers	$781,335,842
Affiliated issuers	257,475,272
Receivable for investments sold	1,639,341
Receivable for Fund shares sold	1,873,117
Dividends, interest and other receivables	241,471
Other assets	37,163
Total Assets	1,042,602,206

LIABILITIES:
Payable for investments purchased	4,680,484
Payable for foreign currencies purchased	3,883
Payable for Fund shares redeemed	2,376,878
Payable to Adviser (see Note 3)	1,309,093
Payable to Administrator	247,140
Payable to Trustees	36,010
Accrued distribution fee - Investor Class Only	335,564
Accrued expenses and other liabilities	587,345
Total Liabilities	9,576,397
NET ASSETS	$1,033,025,809

NET ASSETS CONSIST OF:
Paid in capital	$1,301,975,708
Total distributable earnings	(268,949,899)
NET ASSETS	$1,033,025,809

INVESTOR CLASS
Net assets	$817,413,651
Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	19,165,935
Net asset value, offering and redemption price per share	$42.65

INSTITUTIONAL CLASS
Net assets	$215,612,158
Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	5,040,278
Net asset value, offering and redemption price per share	$42.78

(1) Cost of investments
Unaffiliated issuers	$475,879,895
Affiliated issuers	$390,374,108

See Notes to Financial Statements.

9  |  April 30, 2020

Sprott Gold Equity Fund

Statements of Operations

Sprott Gold Equity Fund
INVESTMENT INCOME:
Dividends*	$2,007,527
Interest	19,409
Total Investment Income	2,026,936

EXPENSES:
Investment Adviser’s fee (See Note 3)(1)	4,248,426
Distribution (12b-1) fees - Investor Class Only (See Note 3)(2)	1,100,921
Administration fees (See Note 3)(3)	669,141
Transfer agent and shareholder services fees - Investor Class	299,516
Legal fees	137,374
Custody fees	116,576
Fund accounting fees	73,700
Other expenses(4)	67,882
Trustee fees and expenses	55,065
Printing and mailing expense	54,500
Blue sky fees	29,490
Audit fees	24,480
Interest expense	23,830
Miscellaneous Expense	12,368
Deferred offering costs (see Note 9)	11,332
Insurance expense	11,284
Transfer agent and shareholder services fees - Institutional Class	5,010
Registration fees	2,274
Net Expenses	6,943,169
NET INVESTMENT LOSS	(4,916,233)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	$23,810,226
Affiliated issuers	(25,284,219)
Foreign currency translation	(348,263)
(1,822,256)
Net change in unrealized appreciation on:
Investments	114,806,802
Foreign currency translation	(8,779,389)
106,027,413
Net gain on investments and foreign currency	104,205,157
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$99,288,924
* Net of foreign taxes withheld of:	$293,034

(1)	This expense includes $1,994,829 paid to previous Adviser prior to the Reorganization. See Note 1.
(2)	This expense includes $542,256 paid to the previous Distributor prior to the Reorganization. See Note 1.
(3)	This expense includes $315,614 paid to the previous Adviser prior to the Reorganization. See Note 1.
(4)	This expense includes $47,508 paid to the previous Adviser for compensation of their Chief Compliance Officer.

See Notes to Financial Statements.

10  |  April 30, 2020

Sprott Gold Equity Fund

Statements of Changes in Net Assets

	Sprott Gold Equity Fund
	For the Period Ended April 30, 2020 (Unaudited)(1)	For the Year Ended October 31, 2019
OPERATIONS:
Net investment loss	$(4,916,233)	$(8,748,632)
Net realized loss on sale of investments and foreign currency	(1,822,256)	(36,401,143)
Net change in unrealized appreciation	106,027,413	307,483,614
Net increase in net assets resulting from operations	99,288,924	262,333,839

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders - Investor Class	–	–
Net dividends and distributions to shareholders - Institutional Class	–	–
Total dividends and distributions	–	–

FUND SHARE TRANSACTIONS:
Shares sold - Investor Class	95,180,496	237,866,185
Shares sold - Institutional Class	164,044,199	36,464,397
Shares issued to holders in reinvestment of dividends - Investor Class	–	–
Shares issued to holders in reinvestment of dividends - Institutional Class	–	–
Shares redeemed - Investor Class*	(338,094,855)	(356,594,374)
Shares redeemed - Institutional Class*	(25,136,062)	(1,721,269)
Net decrease	(104,006,222)	(83,985,061)
Net increase (decrease) in net assets	(4,717,298)	178,348,778

NET ASSETS:
Beginning of period	1,037,743,107	859,394,329
End of period	$1,033,025,809	$1,037,743,107

* Net of redemption fees of:	$57,283	$416,731

(1)	The Fund was reorganized on January 17, 2020 and became a series within the Sprott Funds Trust thereafter.

See Notes to Financial Statements.

11  |  April 30, 2020

Sprott Gold Equity Fund (Investor Class)

Financial Highlights	For a Share Outstanding Throughout the Period

	Sprott Gold Equity Fund
Per share operating performance (For each share outstanding throughout the period)	Six Months Ended April 30, 2020 (Unaudited)		Years Ended October 31,
			2019	2018		2017	2016	2015
NET ASSET VALUE, BEGINNING OF PERIOD	$38.74		$29.01	$35.64		$39.32	$26.04	$30.38

OPERATIONS:
Net investment loss(1)(2)	(0.20)		(0.43)	(0.38)		(0.39)	(0.33)	(0.27)
Net realized and unrealized gain (loss)	4.11		10.16	(6.25)		(3.29)	13.61	(4.07)
Total from investment operations*	3.91		9.73	(6.63)		(3.68)	13.28	(4.34)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income	–		–	–		–	–	–
Distributions from net realized gains	–		–	–		–	–	–
Total distributions	–		–	–		–	–	–

Change in net asset value for the period	3.91		9.73	(6.63)		(3.68)	13.28	(4.34)
Net asset value, end of period	$42.65		$38.74	$29.01		$35.64	$39.32	$26.04

* Includes redemption fees per share of	0.00	(3)	0.02	0.00	(3)	0.01	0.01	0.01
TOTAL RETURN	10.1%	(4)	33.5%	-18.6%		-9.4%	51.0%	-14.3%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)	$817,414		$998,076	$859,394		$1,153,287	$1,365,282	$947,367

Ratio to average net assets:
Expense	1.46%	(5)(6)	1.47%	1.42%		1.38%	1.39%	1.43%
Net investment loss	(1.04)%	(5)	(0.94)%	(0.88)%		(0.95)%	(0.91)%	(0.84)%
Portfolio turnover rate	9%	(4)	12%	9%		14%	15%	11%

(1)

Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences for the five years ended 2019, 2018, 2017, 2016 and 2015.

(2)	Net investment loss per share is calculated using the average shares outstanding method for the six months ended April 30, 2020
(3)	Represents less than $0.01.
(4)	Not Annualized
(5)	Annualized
(6)	Includes interest expenses of 0.01% for the six months ended April 30, 2020

See Notes to Financial Statements.

12  |  April 30, 2020

Sprott Gold Equity Fund (Institutional Class)

Financial Highlights	For a Share Outstanding Throughout the Period

	Sprott Gold Equity Fund
Per share operating performance (For each share outstanding throughout the period)	Six Months Ended April 30, 2020 (Unaudited)		April 8, 2019(1) through October 31, 2019
NET ASSET VALUE, BEGINNING OF PERIOD(1)	$38.81		$32.73

OPERATIONS:
Net investment loss(2)(3)	(0.15)		(0.10)
Net realized and unrealized gain	4.12		6.18
Total from investment operations*	3.97		6.08

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income	–		–
Distributions from net realized gains	–		–
Total distributions	–		–

Change in net asset value for the period	3.97		6.08
NET ASSET VALUE, END OF PERIOD	$42.78		$38.81
* Includes redemption fees per share of	0.00	(3)	–
TOTAL RETURN	10.20%	(5)	18.6%	(5)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)	$215,612		$39,732

Ratio to average net assets:
Expense	1.20%	(6)(7)	1.28%	(6)
Net investment loss	(0.78)%	(6)	(0.93)%	(6)
Portfolio turnover rate	9%	(5)	12%	(5)

(1)	Institutional Class shares commenced operations on April 8, 2019.
(2)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences for the period ended October 31, 2019.
(3)	Net investment loss per share is calculated using the average shares outstanding method for the six months ended April 30, 2020
(4)	Represents less than $0.01.
(5)	Not Annualized
(6)	Annualized
(7)	Includes interest expenses of 0.01% for the six months ended April 30, 2020

See Notes to Financial Statements.

13  |  April 30, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	April 30, 2020

1. ORGANIZATION

The Sprott Funds Trust (the “Trust”) was organized as a Delaware statutory trust on January 3, 2018. As of April 30, 2020, the Trust consisted of three separate portfolios that each represent a separate series of the Trust. This report pertains to the Sprott Gold Equity Fund (the “Fund”). The Fund is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies located throughout the world, in both developed and emerging markets that are primarily engaged in mining or processing gold.

Fund Reorganization

On September 4, 2019, the Trust’s Board of Trustees approved a Plan of Reorganization and Termination (the “Plan”) to reorganize the Tocqueville Gold Fund (the “Target Fund” and “Predecessor Fund”), a series of the Tocqueville Trust, into the Sprott Gold Equity Fund (the “Acquiring Fund”), a newly-created series of the Trust (the “Reorganization”). Shareholders for the Target Fund approved the Plan at a special meeting on December 18, 2019. On January 17, 2020, pursuant to the Plan, the Target Fund transferred all its property and assets to the Acquiring Fund in exchange solely for voting shares of the Acquiring Fund and the assumption of all the Target Fund’s liabilities. The accounting and performance history of the shares of the Target Fund was redesignated as that of the Investor and Institutional Class of the Acquiring Fund.

The Reorganization was structured to qualify as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes. As such, the Target Fund’s shareholders recognized no gain or loss for federal income tax purposes. The shares, net assets, net investment loss, and net unrealized appreciation of the investments as of the close of business on January 17, 2020 were as follows:

Investor Class Shares	23,668,252
Investor Class Net Assets	$948,209,308
Institutional Class Shares	1,996,479
Institutional Class Net Assets	$80,165,028
Net Investment Loss	$(2,552,460)
Unrealized Appreciation	$94,814,563

The Reorganization shifted the management oversight responsibility from Tocqueville Asset Management L.P. (“Tocqueville”) to Sprott Asset Management LP (“Sprott” and the “Adviser”). The Adviser engaged Sprott Asset Management USA Inc. as the sub-adviser to the Acquiring Fund.

For financial reporting purposes, assets received, and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investment received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with the amount distributable to shareholders for tax purposes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

14  |  April 30, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	April 30, 2020

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Restricted and illiquid securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

C. Fair Value Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed below.

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

When using the market quotations or closing price provided by the pricing service for equity investments, including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investment trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2. Gold bullion is valued at the mean of the closing bid and ask prices from the New York Mercantile Exchange and is classified as a Level 2.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, commercial paper, money market deposit accounts and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2. Warrants and rights for which the underlying security is registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the adviser pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees. These securities will generally be classified as Level 2 securities. If the warrant or right is exchange traded and the official closing price of the exchange is used, these instruments are classified as Level 1 securities. Options can diverge from the prices of their underlying instruments. These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1. If there is no composite last price on a given day the mean between the latest bid and ask price will be used. These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees and will be classified as Level 3 securities. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

15  |  April 30, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	April 30, 2020

For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Funds or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The following is a summary of the inputs used to value the Fund’s investments at April 30, 2020.

Sprott Gold Equity Fund*

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Gold Related	$746,451,228	$14,605,066	$42,546	$761,098,840
Other Precious Metals Related	72,834,006	–	13,801,272	86,635,278
Other	–	–	7,697,946	7,697,946
Total Common Stocks	819,285,234	14,605,066	21,541,764	855,432,064
Private Fund**^	–	–	–	22,588,523
Gold Bullion	156,517,088	–	–	156,517,088
Warrants
Gold Related	–	906,668	–	906,668
Other Precious Metals Related	37,401	–	–	37,401
Total Warrants	37,401	906,668	–	944,069
Money Market Fund	3,329,370	–	–	3,329,370
Total Assets	$979,169,093	$38,100,257	$21,541,764	$1,038,811,114

*	For a detailed sector breakdown, please see the accompanying Schedules of Investments.
**

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the Schedule of Investments.

^

The Fund currently invests in a private fund that primarily invests in physical gold and is subject to redemption restrictions. This private fund investment can only be disposed of with notice given 24 hours in advance of redemption. Due to the elapsed time, the investment of the Gold Fund is not subject to any redemption fees going forward.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:

Sprott Gold Equity Fund
Beginning Balance - November 1, 2019	$21,541,764
Purchases	–
Sales	–
Realized gains	–
Realized losses	–
Change in unrealized appreciation	–
Transfers in/(out) of Level 3	–
Ending Balance - April 30, 2020	$21,541,764

As of April 30, 2020 the change in unrealized appreciation on positions still held for securities that were considered Level 3 was $0.

16  |  April 30, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	April 30, 2020

The following table summarizes quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement as of April 30, 2020.

Type of Security	Industry	Fair Value at 4/30/2020	Valuation Techniques	Unobservable Inputs	Range
Common Stock	Gold Related	$42,546	Professional analysis of latest company valuation and latest price change with illiquidity discount	Financing prices	$0.02
	Other Precious Metals Related	$13,801,272	Professional analysis of latest company financing	Financing prices	$6.00
	Other	$7,697,946	Professional analysis of latest company financing	Financing prices	$1.38 - 10.80

Professional analysis of company valuation is provided through the opinion of portfolio managers and analysts of the Adviser who provide periodic updates to securities of similar discipline which allows for insights to lesser known or followed securities. This analysis is important where there are few identifiable market inputs, the security is private, or has a narrowly focused business or is closely held. The latest price change with illiquidity discount is provided with the current market value of a comparable public issue, less 2%.

Portfolio management and the Trading department monitor fair valued positions for new financing or corporate actions that could lead to a change in valuation.

The significant unobservable inputs used in the fair value measurement of the Fund’s common stocks are the most recent financing prices of the portfolio company, which approximate the companies’ value in the market and can provide an accurate measure of a closely held or private security as it represents a market price between two parties that are willing to transact.

Significant changes in the companies’ ability to receive financing for new projects in the future would be an indication of the companies’ financial position and market value. Significant changes in the latest price change of the comparable public issue or a change in the adviser deemed comparable public issue could impact the value of the security.

The Fund’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee the valuation process. The Valuation Committee meets on an as needed basis to evaluate changes in the valuation of portfolio securities. The full findings and valuations are then reviewed quarterly by the Independent Trustees.

D. Gold and Silver Mining Industry Risk

The Fund is are sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. The gold and precious metals industry can be significantly affected by competitive pressures, central bank operations, events relating to international political developments, the success of exploration projects, commodity prices, adverse environmental developments and tax and government regulations.

E. Foreign Investment Risk

The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Countries with emerging markets may present heightened risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events. Where all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day.

F. Foreign Currency Translation

The books and records of the Fund is maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

17  |  April 30, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	April 30, 2020

G. Gold Risk

Gold is subject to the special risks associated with investing in gold and other precious metals, including: (1) the price of gold or other precious metals may be subject to wide fluctuation; (2) the market for gold or other precious metals is relatively limited; (3) the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and (4) the market for gold and other precious metals is unregulated.

H. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded with a specific identification cost method. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

I. Dividends and Distributions to Shareholders

Dividends from net investment income for the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

J. Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

K. Indemnification

In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against a Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

L. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2019, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid in Capital
Sprott Gold Equity Fund	$8,812,464	$1,142	$(8,813,606)

The permanent differences primarily relate to net operating losses, foreign currency reclasses and the usage of tax equalization.

As of October 31, 2019, the components of accumulated losses for income tax purposes were as follows:

Tax cost of Investments	$983,454,834
Unrealized appreciation	331,942,626
Unrealized depreciation	(277,904,678)
Net unrealized appreciation	54,037,948
Undistributed operating income	–
Undistributed long-term gains	–
Distributable earnings	–
Other accumulated loss	(422,276,771)
Total accumulated loss	$(368,238,823)

For the fiscal year ended October 31, 2019 the Sprott Gold Equity Fund had late year losses of $7,547,334.

18  |  April 30, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	April 30, 2020

At October 31, 2019 the Fund had tax basis capital losses which may be carried forward to offset future capital gains as shown below:

	Capital Losses Expiring Indefinite Short-Term	Capital Losses Expiring Indefinite Long Term
Sprott Gold Equity Fund	$3,404,086	$411,326,606

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards.

M. COVID-19

The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

N. Subsequent Events Evaluation

The Board approved and entered into, on behalf of, the Fund a securities lending agreement for the Fund on June 3, 2020. It is the Fund’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting the loans be valued daily. U.S. Bank, N.A., the Fund’s custodian, acts as the securities lending agent for the Fund.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statements of Assets and Liabilities date of April 30, 2020 through the date the financial statements were available for issue. This evaluation did not result in any subsequent events, other than those noted above, that necessitated disclosure and/or adjustments.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Adviser serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser receives fees from the Fund, calculated daily and payable monthly, at an annual fee rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Prior to the Reorganization, the Adviser of the Predecessor Fund received the same tiered fee structure.

The Adviser, on behalf of the Fund, has entered into a Sub-Advisory Agreement with Sprott Asset Management USA Inc. (“Sub-Adviser”) pursuant to which the Adviser has agreed to pay an annualized sub-advisory fee of 30% of the advisory fee.

Pursuant to an Administrative Services Agreement, the Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% on the first $400 million of the average daily net assets of the Fund; 0.13% on the next $600 million of the average daily net assets of the Fund; and 0.12% on all the average daily net assets of the Fund over $1 billion. For the period ended April 30, 2020 the Adviser has made payments of $108,442 to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration Agreement for the Fund. Prior to the Reorganization, the previous Adviser made payments of $68,321 for services provided under a Sub-Administration Agreement for the Fund.

Sprott Global Resource Investments (the “Distributor”), an affiliate of Sprott, acts as distributor for shares of the Fund. The Investor Class adopted a distribution and services plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, the Class pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets. Prior to the Reorganization, the Adviser of the Predecessor Fund received the same fee structure.

4. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the Fund was as follows:

Sprott Gold Equity Fund (Investor Class)	For the period ended April 30, 2020	For the Year ended October 31, 2019
Shares sold	2,575,939	7,050,588
Shares issues to holders in reinvestment dividends	–	–
Shares redeemed	(9,168,568)	(10,914,827)
Net decrease	(6,592,629)	(3,864,239)

19  |  April 30, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	April 30, 2020

Sprott Gold Equity Fund (Institutional Class)	For the period ended April 30, 2020	For the Year ended October 31, 2019
Shares sold	4,685,384	1,071,251
Shares issues to holders in reinvestment dividends	–	–
Shares redeemed	(668,701)	(47,657)
Net increase	4,016,683	1,023,594

5. FUND SHARE TRANSACTIONS

The Fund currently offers two classes of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 90 days or fewer for the Fund. This fee is retained by the Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Fund’s Prospectus. For a more detailed description of when the redemption fee does not apply, please see the Fund’s Prospectus.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term instruments) for the period ended April 30, 2020 are summarized below.

Sprott Gold Equity Fund
Purchases:	$88,454,351
Sales:	$194,727,235

7. TRANSACTIONS WITH AFFILIATES*

The following issuers are affiliated with the Fund; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from November 1, 2019 through April 30, 2020. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

	November 1, 2019		Additions		Reductions		April 30, 2020			Change in Gross Unrealized	April 30, 2020
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance	Dividend Income	Realized Gain/(Loss)	Appreciation/ (Depreciation)	Value	Cost
Sprott Gold Equity Fund
Almaden Minerals Ltd.	5,600,619	$4,649,357	–	$–	(167,179)	$(140,016)	5,433,440	$–	$(47,125)	$(239,330)	$2,342,084	$4,509,340
Argonaut Gold, Inc.(a)	2,837,000	12,710,613	–	–	(2,837,000)	(12,710,613)	–	–	(10,066,982)	8,079,568	–	–
ATAC Resources Ltd.(a)	9,784,891	31,231,835	–	–	(4,381,500)	(8,059,217)	5,403,391	–	(6,133,760)	6,032,870	718,149	23,172,618
ATAC Resources Ltd.(a)	–	–	702,000	1,365,270			702,000	–	–	(13,297)	93,301	1,365,270
Bear Creek Mining Corp.	7,413,200	28,761,181	–	–	–	–	7,413,200	–	–	(4,372,118)	9,586,379	28,761,181
Corvus Gold, Inc.	3,226,901	2,212,904	–	–	–	–	3,226,901	–	–	(64,538)	4,679,006	2,212,904
Corvus Gold, Inc.	18,979,330	18,089,666	–	–	(9,479,330)	(10,926,525)	9,500,000	–	–	(210,327)	13,854,664	7,163,141
Corvus Gold, Inc.	–	–	7,740,200	9,364,925	–	–	7,740,200	–	–	(171,366)	11,288,197	9,364,925
Corvus Gold, Inc.	–	–	1,739,130	1,561,600	–	–	1,739,130	–	–	(38,504)	2,536,322	1,561,600
East Asia Minerals Corp.	13,290,993	22,795,999	–	–	(194,440)	(3,148,570)	13,096,553	–	–	(21,388)	376,351	19,647,429
East Asia Minerals Corp.	–	–	194,440	3,148,570	–	–	194,440	–	–	(318)	5,588	3,148,570
East Asia Minerals Corp. Warrant	4,617,560	–	–	–	(4,617,560)	–	–	–	–	(83,088)	–	–
East Asia Minerals Corp. Warrant	3,321,250	–	–	–	–	–	3,321,250	–	–	(113,474)	–	–
East Asia Minerals Corp. Warrant	976,493	–	–	–	(976,493)	–	–	–	–	–	–	–
Falco Resources Ltd.	16,222,300	11,973,054	–	–	(2,222,300)	(886,202)	14,000,000	–	–	687,453	2,866,482	11,086,852
Falco Resources Ltd.	–	–	2,222,300	886,202	–	–	2,222,300	–	–	109,123	455,013	886,202
Gold Bullion International LLC	5,000,000	5,000,000	–	–	–	–	5,000,000	–	–	–	6,893,000	5,000,000
International Tower Hill Mines Ltd.	5,738,836	20,953,120	–	–	–	–	5,738,836	–	–	(508,461)	2,667,985	20,953,120
International Tower Hill Mines Ltd.	20,331,298	44,453,358	–	–	(1,666,667)	(8,833,502)	18,664,631	–	–	(1,897,176)	8,447,658	35,619,856
International Tower Hill Mines Ltd.	–	–	1,666,667	8,833,502	–	–	1,666,667	–	–	(169,409)	754,338	8,833,502
Jaguar Mining, Inc.	77,179,388	4,895,707	–	–	(77,179,388)	(4,895,707)	–	–	–		–	–

20  |  April 30, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	April 30, 2020

	November 1, 2019		Additions		Reductions		April 30, 2020			Change in Gross Unrealized	April 30, 2020
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance	Dividend Income	Realized Gain/(Loss)	Appreciation/ (Depreciation)	Value	Cost
Jaguar Mining, Inc.(b)	64,330,707	$8,127,887	77,179,388	$4,895,707	(48,770,909)	$(6,353,024)	92,739,186	$–	$1,151,038	$13,534,438	$20,653,865	$6,670,570
Jaguar Mining, Inc.	–	–	3,770,909	1,220,000	–	–	3,770,909	–	–	381,730	839,816	1,220,000
MAG Silver Corp.	2,985,600	32,677,574	–	–	–	–	2,985,600	–	–	4,866,528	34,304,544	32,677,574
MAG Silver Corp.	1,432,665	15,000,003	–	–	–	–	1,432,665	–	–	2,152,387	16,293,033	15,000,003
Nickel Creek Platinum Ltd.	14,037,494	2,596,104	–	–	(1,658,293)	(51,762)	12,379,201	–	–	(495,212)	444,671	2,544,342
Nickel Creek Platinum Ltd.	–	–	1,658,293	51,762	–	–	1,658,293	–	–	(66,338)	59,567	51,762
Nickel Creek Platinum Ltd. Warrant	6,189,601	–	–	–	–	–	6,189,601	–	–	(106,677)	–	–
Nickel Creek Platinum Ltd. Warrant	1,658,293	–	–	–	–	–	1,658,293	–	–	(96,665)	8,339	–
NuLegacy Gold Corp.	28,556,090	6,158,205	–	–	(9,020,590)	(3,055,985)	19,535,500	–	–	(266,350)	771,904	3,102,220
NuLegacy Gold Corp.	–	–	9,020,590	3,055,985	–	–	9,020,590	–	–	(122,988)	356,430	3,055,985
NuLegacy Gold Corp.	9,296,395	523,937	–	–	–	–	9,296,395	–	–	(151,452)	367,328	523,937
NuLegacy Gold Corp. Warrant	4,648,198	–	–	–	–	–	4,648,198	–	–	(150,734)	8,682	–
Osisko Mining, Inc.	7,704,239	21,382,914	159,000	408,305	(26,539)	(1,012,084)	7,836,700	–	–	3,033,153	19,705,054	20,779,135
Osisko Mining, Inc.	–	–	26,539	1,012,084	–	–	26,539	–	–	10,514	66,731	1,012,084
Premier Gold Mines Ltd.	8,630,160	15,782,521	4,108,000	4,627,342	–	–	12,738,160	–	–	(3,603,997)	15,831,759	20,409,863
Rockhaven Resources Ltd.	4,631,500	4,239,539	–	–	–	–	4,631,500	–	–	(133,193)	332,735	4,239,539
SEMAFO, Inc.(a)	10,563,000	42,034,223	–	–	(2,845,000)	(14,973,871)	7,718,000	–	(10,137,551)	325,021	19,680,900	27,060,352
Strategic Metals Ltd.	10,113,400	14,557,310	–	–	(226,900)	(381,364)	9,886,500	–	(303,791)	(622,913)	2,912,077	14,175,946
Tocqueville Bullion Reserve LP - Class G(c)	13,806	25,000,000	–	–	–	–	13,806	–	–	2,714,178	22,588,523	25,000,000
Torex Gold Resources, Inc.	2,478,400	30,049,829	–	–	(596,500)	(6,143,276)	1,881,900	–	253,952	(916,012)	26,782,887	23,906,553
Torex Gold Resources, Inc.	–	–	552,000	5,657,733	–	–	552,000	–	–	(220,135)	7,855,972	5,657,733
Trifecta Gold Ltd.	2,325,199	–	–	–	–	–	2,325,199	–	–	(20,265)	45,938	–
		$425,856,840		$46,088,987		$(81,571,718)		$–	$(25,284,219)	$27,051,238	$257,475,272	$390,374,108

*	All affiliates listed are neither majority-owned subsidiaries or other controlled companies.
(a)	Security is no longer an affiliated company at April 30, 2020.
(b)	Private security restrictions lifted during period and combined with other non restricted securities.
(c)

Tocqueville Bullion Reserve (“TBR”) is a Delaware Limited Partnership created for the purpose of owning physical gold. The General Partner of TBR is TERA Management LLC (“Tera”), a Delaware Limited Liability Company, which is equally owned and managed by Tocqueville Partners II LLC (“TP2”), a Delaware Limited Liability Company, and Eidesis Real Assets LLC (“Eidesis”), a Delaware Limited Liability Company. The sole Non-Managing Member is John Hathaway, co-portfolio manager of the Sprott Gold Equity Fund, who has a 49% participating percentage.

8. LINE OF CREDIT

The Fund has a $20,000,000 line of credit (the “Line”), which is uncommitted, with U.S. Bank NA. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Fund’s assets. The Line has a one-year term and is reviewed annually by the Board of Trustees. The interest rate as of April 30, 2020 was 2.75%. During the period ended April 30, 2020, the Fund’s maximum borrowing was $18,099,000 and average borrowing was $1,061,895. This borrowing resulted in interest expenses of $23,830.

9. OFFERING COSTS

Offering costs include registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis. Many of these offering costs were advanced by the Adviser prior to Reorganization. The total amount of the offering costs incurred by the Fund during the period ended April 30, 2020 were $11,332. The total offering costs incurred by the Fund were $19,277.

21  |  April 30, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	April 30, 2020

10. PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov). The Fund is required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30. Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

11. AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS SCHEDULES

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Once filed, the Fund’s Part F on Form N-PORT is available without charge on the SEC’s website (http://www.sec.gov) and is available upon request by calling 1.866.996.3863. You may also obtain copies of Form N-PORT, Part F by sending your request electronically to publicinfo@sec.gov.

22  |  April 30, 2020

Sprott Gold Equity Fund

Trustees & Officers	April 30, 2020

Independent Trustees

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During the Past Five Years
Michael W. Clark, 1959	Trustee	Since September, 2018	President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.	4	Sprott Focus Trust

Barbara Connolly Keady, 1962	Trustee	Since September, 2018	Director of New Business Development at Ceres Partners since 2010.	4	Sprott Focus Trust

Peyton T. Muldoon, 1969	Trustee	Since September, 2018	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).	4	Sprott Focus Trust

James R. Pierce, Jr., 1956	Trustee	Since September, 2018	Chairman, Global Energy & Power, Marsh JLT Specialty, a global specialty operations focusing on the energy and power business served by Marsh, Inc., since September, 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014.	4	Sprott Focus Trust

1.	The address for each Trustee is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
2.	Each Trustee serves until resignation, death, retirement or removal.

23  |  April 30, 2020

Sprott Gold Equity Fund

Trustees & Officers	April 30, 2020

Interested Trustee and Officer

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During the Past Five Years
John Ciampaglia, 1970	President and Trustee	Since September, 2018	Senior Managing Director of Sprott Inc. and Chief Executive Officer of Sprott Asset Management, Inc. (Since 2010).	3	None.

Thomas W. Ulrich, 1963	Secretary, Chief Compliance Officer	Since September, 2018	General Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012); Chief Compliance Officer, Altegris Advisors, L.L.C. (from July, 2011 to October, 2012); Principal, General Counsel and Chief Compliance Officer of Geneva Advisors (March, 2005 to July, 2011).	N/A	N/A

Varinder Bhathal, 1974	Treasurer and Chief Financial Officer	Since September, 2018

Controller and Director, Finance of Sprott Inc. (June 2007 to Dec 2015); Vice President, Finance of Sprott Inc. (Dec 2015 to Oct 2017); Managing Director, Corporate Finance and Investment Operations of Sprott Inc. (since Oct 2017); Chief Financial Officer of Sprott Capital Partners (since Oct 2016); Chief Financial Officer of Sprott Asset Management LP (since Dec 2018).

				N/A	N/A

1.	The address for each Trustee and officer is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
2.	Each Trustee serves until resignation, death, retirement or removal.

24  |  April 30, 2020

Sprott Gold Equity Fund

INVESTMENT ADVISORY AGREEMENT DISCLOSURE	April 30, 2020

At an in-person meeting held on September 4th, 2019, the Board of Trustees (“Board” or “Trustees”) considered and approved the renewal of:

•

the investment advisory agreement between the Trust, on behalf of the Sprott Gold Fund, and Sprott Asset Management LP (the “Adviser”), pursuant to which the Adviser proposes to provide advisory services to the Fund; and

•

the sub-advisory agreement between the Adviser and Sprott Asset Management USA Inc. (the “Sub-Adviser” and, together with the Adviser, the “Advisers”), pursuant to which the Sub-Adviser proposes to provide sub-advisory services to the Fund.

The Board reviewed: (i) the nature and quality of the advisory services to be provided by each Adviser, including the experience and qualifications of the personnel providing such services; (ii) the performance history of the Fund, noting that the Fund had not yet launched; (iii) the proposed fees and expenses of the Fund, including the proposed advisory fee to be paid by the Fund to the Adviser and the proposed sub-advisory fee to be paid by the Adviser to the Sub-Adviser; and (iv) the anticipated profitability of each Adviser. In considering the approval of the Advisory Agreements, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services

The Board reviewed materials provided by each Adviser related to the proposed approval of the Advisory Agreements, including a review of the professional personnel who will be performing services for the Trust, The Board reviewed a description of the Adviser’s oversight of the Sub-Adviser, an affiliated person of the Adviser, and how the Adviser will monitor the Sub-Adviser’s investment process. The Board also noted the extensive responsibilities that each Adviser will have with respect to the Fund, including: the Sub-Adviser’s adherence to the Fund’s investment strategy and restrictions, the Sub-Adviser’s buying and selling of securities and other transactions, review of proxies voted, general Fund compliance with federal and state laws; and implementation of Board directives as they relate to the Fund. The Board also considered research support available to, and management capabilities of, the Fund’s management personnel and that the Advisers will provide oversight of day-to-day Fund operations, including fund accounting, tax matters, administration, compliance and legal assistance in meeting disclosure and regulatory requirements.

Additionally, the Board received satisfactory responses from the representatives of each Adviser with respect to a series of questions, including: whether either Adviser was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Trust; and whether there are procedures in place to adequately allocate trades among each Adviser’s respective clients.

The Board concluded that each Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the applicable Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Advisers to the Trust would be satisfactory.

Performance

Because the Fund had not yet commenced operations, the Trustees could not consider the Fund’s past performance. However, the Trustees considered the performance of the Tocqueville Gold Fund, which would be the Fund’s predecessor and noted that the Tocqueville Gold Fund’s portfolio managers would manage the Fund. The Trustees found the performance of the predecessor fund to be more than satisfactory, recognizing the challenges of managing a portfolio consisting primarily of gold mining stocks and physical gold since the price of gold had been depressed in recent years.

Fees and Expenses

The Board noted that the Adviser proposed a 0.87% advisory fee for the Fund with a net expense ratio projected to be 1.43%. The Board reviewed the peer group data for advisory fees and operating expenses, noting that for the Fund, the advisory fee was slightly above the peer group average and the Morningstar category average. The Board concluded that based on the Adviser’s services to be provided to the Trust and comparative fee and expense data, as well as the unique nature of the Fund and the necessary expertise to manage it, the

25  |  April 30, 2020

Sprott Gold Equity Fund

INVESTMENT ADVISORY AGREEMENT DISCLOSURE	April 30, 2020

advisory fee charged by the Adviser and the estimated expenses for the Fund were reasonable. The Board further found that the proposed fee to be paid by the Adviser to the Sub-Adviser reflected a reasonable allocation of the advisory fee paid to the Adviser given the work performed by each firm.

Profitability

The Board considered the level of profits that could be expected to accrue to the Adviser with respect to the Fund based on profitability projections and analyses discussed with the Board and the selected financial information of the Adviser provided by the Adviser to the Board. After review and discussion, the Board concluded the investment advisory relationship would not be excessively profitable to the Adviser or the Sub-Adviser.

Economies of Scale

The Board considered for the Fund whether economies of scale have been realized. The Board concluded that the Fund after the proposed reorganization will not be of the size where significant economies of scale could be realized.

Fall-Out Benefits

The Board considered potential benefits to the Adviser and the Sub-Adviser from acting as investment advisers to the Fund.

Conclusion

No single factor was determinative of the Board’s decision to approve the Advisory Agreements on behalf of the Fund; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreements, including the compensation payable thereunder, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of each Advisory Agreement was in the best interests of the Fund.

26  |  April 30, 2020

Investment Adviser

Sprott Asset Management LP

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1

(855) 943-8099

www.sprott.com

Distributor

Sprott Global Resource Investments Ltd.

1910 Palomar Point Way

Suite 200

Carlsbad, California 92008

Shareholders’ Servicing and Transfer Agent

U.S. Bank Global Fund Services, LLC doing business as

U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 N. River Center Drive

Suite 302

Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

50 South 16th Street

Suite 2900

Philadelphia, Pennsylvania 19102

Legal Counsel

Thompson Hine LLP

1919 M Street, N.W. Suite 700

Washington, D.C. 20036

This material must be preceded or accompanied by the Prospectus.

www.sprott.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s president and treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b)

under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Sprott Funds Trust

By (Signature and Title) * /s/John Ciampaglia

                                                         John Ciampaglia, President

Date July 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/John Ciampaglia

                                                         John Ciampaglia, President

Date July 2, 2020

By (Signature and Title)* /s/Varinder Bhathal

                                                         Varinder Bhathal, Treasurer

Date July 2, 2020

*	Print the name and title of each signing officer under his or her signature.